                                                                  EXHIBIT 10.2.3

                                                                  EXECUTION COPY



                  AMENDMENT NO. 3 AND WAIVER (this "Amendment") dated as of July 8, 1999, among CR BRIGGS CORPORATION (the "Company"), a corporation organized under the laws of the State of Colorado, the Lenders named on the signature pages hereof, and PARIBAS, in its capacity as agent for the Lenders (the "Agent").

                                   WITNESSETH

                  WHEREAS, the Company, the Lenders and the Agent have entered into the Loan Agreement dated as of December 6, 1995 and amended as of April 8, 1998 and again as of August 19, 1998 (as amended, modified and supplemented from time to time, the "Loan Agreement"), providing for certain Loans to be made to the Company by the Lenders to finance the acquisition and construction of the Project;

                  WHEREAS, Canyon Resources Corporation (the "Guarantor"), the Company and the Agent have entered into the Guarantee, Equity Contribution and Pledge Agreement dated as of December 6, 1995 and amended as of April 8, 1998 and again as of August 19, 1998 (as amended, modified and supplemented from time to time, the "Guarantee Agreement"), in connection with the Loan Agreement;

                  WHEREAS, in connection with the proposed restructuring of the Company's obligations under the Loan Agreement (and as further described in this Amendment), the Company has agreed to use the proceeds of the liquidation of certain Hedge Contracts to prepay a portion of the Company's Indebtedness;

                  WHEREAS, the Lenders have agreed to provide additional loans to the Company in order to satisfy its working capital needs and other expenditures approved by the Lenders on terms and conditions set forth below;

                  NOW, THEREFORE, the Company, the Guarantor, the Lenders and the Agent wish to amend the Loan Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

         Section 1. Definitions. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

         Section 2. Conditions Precedent. The agreements set forth in Section 3 of this Amendment shall be subject to the satisfactory completion, in the Agent's sole opinion, of the following conditions:

              (a) The Company, the Guarantor and the Agent shall have entered into a waiver agreement relating to the Guarantee Agreement substantially in the form of Exhibit A hereto;

                                    Amendment

              (b) The Company shall have applied the proceeds received from the liquidation of certain Hedge Contracts in an aggregate amount of 125,000 ounces (the "Liquidation Proceeds") to the prepayment of the Tranche A Gold Loan in the manner directed by the Agent; and

              (c) No Default, which is not otherwise being waived by the terms hereof, under the Loan Agreement shall have occurred and be continuing.

         Section 3. Amendments.

         3.01. Amendment to the Loan Agreement. (a) Section 1.01 of the Loan Agreement is amended to include the following new definitions in the appropriate alphabetical locations:

         "Hedge Period" shall mean the period commencing on January 1, 2000 and ending on July 1, 2000 and each six calendar month period thereafter.

         "Monthly Payment Date" shall mean the last Banking Day of each calendar month.

         "Net Cash Flow" shall mean, for any period, the excess of (a) the sum of (i) cash from (used in) operations (calculated in accordance with GAAP in the Company's statement of changes in financial position) and (ii) proceeds from insurance and other non-operating sources over (b) the sum of (i) approved capital expenditures as outlined in the most recently approved operating budget and operating plan delivered pursuant to Section 8.01(b) hereof (except those capital expenditures to be satisfied by disbursements under the Tranche E Capex Loans) and (ii) Capital Lease Obligations.

         "New Hedge Contract" shall mean each Hedge Contract entered into on or after June 21, 1999; provided, however, that the term "New Hedge Contract" shall not be deemed to include any rollover or extension of, modification to, confirmation under or replacement contract for any Hedge Contract entered into prior to June 21, 1999.

         "New Hedge Party" shall mean on any date of determination, any party (other than the Borrower) to one or more New Hedge Contracts (but only to the extent that the financial institution acting as such New Hedge Party is also then a Lender).

         "Tranche E Availability Period" shall mean the period from June 22, 1999 to but excluding the Tranche E Commitment Termination Date.

         "Tranche E Capex Commitment" shall mean the obligation of each Tranche E Lender to make Tranche E Capex Loans in an aggregate Principal Amount at any one time outstanding up to but not exceeding in the case of each Tranche E Lender that is a signatory hereto, the amount set forth opposite its name on
Schedule I hereto under the caption "Tranche E Capex

                                    Amendment

Commitment" (in each case as the same is reduced by each Tranche E Capex Loan made pursuant to Section 2.01(e) hereof or as may be reduced at any time or from time to time pursuant to Section 2.03 or 9.02 hereof). At the date of this Agreement, the aggregate amount of the Tranche E Capex Commitments of all Tranche E Lenders is equal to U.S.$500,000.

                  "Tranche E Commitment" shall mean collectively, the Tranche E Capex Commitment and the Tranche E W/C Commitment. At the date of this Agreement, the aggregate amount of the Tranche E Commitments of all Tranche E Lenders is equal to U.S.$600,000.

         "Tranche E Commitment Termination Date" shall mean December 31, 2000.

         "Tranche E Loans" shall have the meaning ascribed thereto in Section 2.01(e) hereof.

         "Tranche E Lenders" shall mean (i) on the date hereof, the Lenders listed on Schedule I hereto under the caption Tranche E Lenders and (ii) thereafter, the Lenders that are from time to time holders of the Tranche E Loans, the Tranche E Notes and the Tranche E Commitments, after giving effect to any assignments thereof permitted by Section 11.02(b) hereof.

         "Tranche E Notes" shall mean the promissory notes provided for by
Section 2.06(d) hereof substantially in the form of Appendix A-8 hereto and all promissory notes delivered in substitution or exchange therefor.

         "Tranche E Principal Payment Date" shall mean the last Banking Day of each of March, June, September and December.

                  "Tranche E W/C Commitment" shall mean the obligation of each Tranche E Lender to make Tranche E W/C Loans in an aggregate Principal Amount at any one time outstanding up to but not exceeding in the case of each Tranche E Lender that is a signatory hereto, the amount set forth opposite its name on
Schedule I hereto under the caption "Tranche E W/C Commitment" (in each case as the same is reduced by each Tranche E W/C Loan made pursuant to Section 2.01(e) hereof or as may be reduced at any time or from time to time pursuant to Section
2.03 or 9.02 hereof). At the date of this Agreement, the aggregate amount of the Tranche E W/C Commitments of all Tranche E Lenders is equal to U.S.$100,000.

         (b) The following definitions in Section 1.01 of the Loan Agreement are amended as set forth below:

                  The definition of "Applicable Margin" is amended to read as follows: "Applicable Margin" shall mean (a) with respect to Tranche A Loans, until such time as the Company's Future Debt Cover Ratio is equal to, or in excess of 1.6 to 1, 2 3/8% per annum and after the Company's Future Debt Cover Ratio is equal to, or in excess of 1.6 to 1, 2 1/8%, (b) with respect to Tranche B Loans and Tranche C Loans, 4 1/8% per annum, (c) with respect to Tranche D Loans, 2 3/8% per annum and (d) with respect to Tranche E Loans, 2 3/8% per annum."

                                    Amendment

                  The definition of "Commitments" is amended to read as
                         follows: "Commitments" shall mean collectively, the Tranche A Commitments, the Tranche B Commitments, the Tranche C Commitments, the Tranche D Commitments and the Tranche E Commitments."

                  The definition of "Dollar Loans" is amended to read as
                         follows: "Dollar Loans" shall mean collectively, Tranche A Dollar Loans, Tranche B Dollar Loans, Tranche C Dollar Loans, Tranche D Loans and Tranche E Loans."

                  The definition of "Loans" is amended to read as follows:
                         "Loans" shall mean collectively, the Tranche A Loans, Tranche B Loans, the Tranche C Loans, the Tranche D Loans and the Tranche E Loans, to be made pursuant to
                         Section 2.01 hereof."

                  (i) The definition of "Notes" is amended to read as follows: "Notes" shall mean collectively, Tranche A Notes, Tranche B Notes, Tranche C Notes, Tranche D Notes and the Tranche E Notes."; and

                  (ii) The definition of "Principal Payment Date" is amended to read as follows: "Principal Payment Date" shall mean collectively, Tranche A Principal Payment Dates, Tranche B Principal Payment Dates, Tranche C Principal Payment Dates, the Tranche D Principal Payment Date and the Tranche E Principal Payment Date."

         (c) Section 2.01 of the Loan Agreement is amended to include Section 2.01(d) as follows:

                  "(e) Each Tranche E Lender severally agrees, on the terms and subject to the conditions of this Agreement, to make loans to the Borrower in Dollars during the Tranche E Availability Period in an aggregate Principal Amount not exceeding (i) such Tranche E Lender's Tranche E Capex Commitment ("Tranche E Capex Loans"), and (ii) such Tranche E Lender's Tranche E W/C Commitment ("Tranche E W/C Loans" and collectively with the Tranche E Capex Loans, the "Tranche E Loans"). No Tranche E Lender shall be obligated to make a Tranche E Loan unless and until each Tranche E Lender has received a Notice of Borrowing in substantially the form of Appendix N hereto."

          (d) Section 2.03(a) of the Loan Agreement is amended by inserting after the term "Tranche D Commitments" in the fourth line thereof the phrase "and Tranche E Commitments".

          (e) Section 2.03(b) of the Loan Agreement is amended by inserting as the last

                                    Amendment
sentence thereof, the following text: "All Tranche E Commitments shall be automatically reduced to zero on the Tranche E Commitment Termination Date."

         (f) Section 2.06(e) of the Loan Agreement is amended to be entitled
Section 2.06(f) and Section 2.06(f) of the Loan Agreement is amended to be entitled Section 2.06(g).

         (g) Section 2.06 of the Loan Agreement is amended to include a new
Section 2.06(e) to read in its entirety as follows:

              "(e) The Tranche E Loans made by each Tranche E Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Appendix A-8 hereto, dated the date of the delivery of such Note to the Agent and payable to such Lender in a Principal Amount equal to the amount of its Tranche E Commitment as originally in effect, and otherwise duly completed."

          (h) Section 2.08 of the Loan Agreement is amended by deleting the word "and" from the sixth line thereof and inserting in its place a comma and also inserting after the term "Tranche C Commitment Termination Date" in the sixth line thereof the phrase "and the Tranche E Commitment Termination Date."

          (i) Section 2.12 of the Loan Agreement is amended by deleting the word "and" from the ninth line on page forty seven thereof and inserting in its place a comma.

          (j) Section 2.12 of the Loan Agreement is amended by inserting after the word "Converted)" in the twelfth line on page forty seven thereof the phrase "and (D) after June 22, 1999, in the case of any Loan, on each Monthly Payment Date."

          (k) Section 2.13 of the Loan Agreement is amended by deleting the word "or" after the term "Tranche C Loans" in the eleventh line thereof and inserting in its place a comma.

          (l) Section 2.13 of the Loan Agreement is amended by inserting after the term "Tranche D Loans" in the eleventh line thereof the phrase "or Tranche E Loans".

          (m) Section 2.13 of the Loan Agreement is amended by deleting the word "or" after the term "Tranche C Loans" in the twelfth line thereof and inserting in its place a comma.

          (n) Section 2.13 of the Loan Agreement is amended by inserting after the term "Tranche D Loans" in the thirteenth line thereof the phrase "or Tranche E Loans".

          (o) Section 2.17 of the Loan Agreement is amended by inserting after the term "Except" in the first line thereof the phrase "in the case of Tranche E Loans and".

          (p) Section 2.18 of the Loan Agreement is amended by deleting the word "or" after the term "Tranche C Loans" in the seventeenth line thereof and inserting in its place a comma.

                                    Amendment

         (q) Section 2.18 of the Loan Agreement is amended by inserting after the term "Tranche D Loans" in the eighteenth line thereof the phrase "or Tranche E Loans".

          (r) Section 2.18 of the Loan Agreement is amended by deleting the word "and" after the term "Tranche C Loans" in the eighteenth line thereof and inserting in its place a comma.

          (s) Section 2.18 of the Loan Agreement is amended by inserting after the term "Tranche D Loans" in the nineteenth line thereof the phrase "and Tranche E Loans".

          (t) Section 2.18 of the Loan Agreement is amended by inserting after the words "Appendix M hereto" in the ninth line of page fifty one the following text: ", provided further that each such notice of borrowing delivered in respect of a Tranche E Loan will be substantially in the form of Appendix N hereto."

          (u) Section 4.02(b) of the Loan Agreement is amended by deleting the entire paragraph entitled "fourth" on page sixty-three and the paragraph entitled "fifth" is amended to be entitled "fourth", the paragraph entitled "sixth" is amended to be entitled "fifth", the paragraph entitled "seventh" is amended to be entitled "sixth" and the paragraph entitled "eighth" is amended to be entitled "seventh".

          (v) Section 8.01(c) of the Loan Agreement is amended by inserting after the sentence ending with the word "difficulties." in the thirtieth line thereof the language "Together with the Operating Reports required to be delivered above, the Company shall deliver unaudited balance sheets of the Borrower as of the close of such calendar month and unaudited statements of income and expense and changes in financial position for each calendar month and from the beginning of the then-current fiscal year to the close of each such calendar month, prepared in accordance with GAAP and accompanied by a certificate of the chief financial officer of the Borrower providing a calculation of Net Cash Flow and the amount of Net Cash Flow available to make Restricted Payments to the Guarantor and the aggregate amount of all such Restricted Payments made in accordance with the provisions of Section 4.02(b) hereof, as at such date."

          (w) Section 8.12(b) of the Loan Agreement is amended by deleting the word "All" at the beginning of said Section in the first line thereof and inserting in its place the word "The".

          (x) Section 8.12(b) of the Loan Agreement is amended by inserting after the word "delivered" in the first line thereof the following language "in March, June, September and December of each year".

          (y) Section 8.12(b) of the Loan Agreement is amended by inserting after the words "period's expenditures" in the fifth line thereof the following language ", on a per ounce basis,".

                                    Amendment

         (z) Schedule I to the Loan Agreement is hereby amended in its entirety and replaced by the Schedule annexed to this Amendment.

         (aa) Schedule II to the Loan Agreement is hereby amended in its entirety and replaced by the Schedule annexed to this Amendment.

         (bb) The Appendices to the Loan Agreement are hereby amended to include Appendix A-8 entitled "Form of Note for Tranche E Loans" as annexed to this Amendment and Appendix N entitled "Notice of Borrowing for Tranche E Loans" as annexed to this Amendment.

         Section 4. Waiver. Subject to the satisfaction of the conditions precedent specified in Section 2 above, but effective on and as of the date hereof, the Lenders hereby waive (i) until January 1, 2001, the Company's compliance with the mandatory prepayment mechanics Section 2.10(a) the Loan Agreement, (ii) the Company's compliance with its obligation to maintain the Debt Service Reserve Sub-Account in the fourth line of Section 4.01(a) on page sixty of the Loan Agreement, (iii) until January 1, 2001, the Company's compliance with its obligation not to make Restricted Payments unless the conditions set forth in Sections 8.20(a) and 8.20(b)(ii) through 8.20(vi) on pages one hundred eight and one hundred nine of the Loan Agreement have been satisfied, (iv) until January 1, 2001, the Company's compliance with its obligation to maintain the debt service coverage ratios in Section 8.28 on page one hundred and thirteen of the Loan Agreement, (v) any Event of Default under
Section 9.01(c)(ii) of the Loan Agreement that has arisen directly as a result of a failure by the Company to comply with its obligations with respect to expenditures not exceeding 110% of the budget under Section 8.12(b) of the Loan Agreement, (vi) any Event of Default under Section 9.01(c)(i) of the Loan Agreement that has arisen directly as a result of a failure by the Company to maintain an excess of aggregate current assets over aggregate current liabilities in an amount greater than or equal to U.S. $2,500,000 as specified in Section 8.26 of the Loan Agreement, (vii) any Event of Default under Section 9.01(c)(i) of the Loan Agreement that has arisen directly as a result of a failure by the Company to maintain the required Hedge Contract obligations specified in Section 8.27(b) of the Loan Agreement, (viii) any Event of Default under Section 9.01(c)(i) of the Loan Agreement that has arisen directly as a result of a failure to maintain the debt service coverage ratio covenants specified in Section 8.28 of the Loan Agreement and (ix) any Event of Default under Section 9.01(c)(ii) of the Loan Agreement that has arisen directly as a result of a failure to comply with the Company's obligation to deliver annual financial statements as set forth in Section 8.01(e) of the Loan Agreement.

         Section 5. Covenants.

         5.01 Loan Conversion. Upon the written request of the Majority Lenders, the Company shall Convert all outstanding Gold Loans into Dollar Loans in accordance with the terms of Section 2.07 of the Loan Agreement.

         5.02 Sale Agreements. The Company shall enter into one or more agreements for the forward sale of approximately 40,000 ounces of Gold with a term or terms commencing on

                                    Amendment

August 1, 1999 through December 31, 1999 with counterparties acceptable to the Majority Lenders.


          5.03 Hedge Contracts. As soon as possible, but at least 45 days prior to the commencement thereof, the Company shall enter into New Hedge Contracts, allocated on a pro rata basis among the New Hedge Parties, covering 100% of projected Gold production for each Hedge Period as estimated in accordance with the Mining Plan required to be delivered under Section 8.01(b) (net of any ounces scheduled to be delivered under the Gold Loans) and the Company shall settle, post margin and deliver under each New Hedge Contract on a pro rata basis among the New Hedge Parties.

          5.04 Restricted Payments. For the period commencing on June 1, 1999 through December 31, 2000, the Company shall only make Restricted Payments in the form of a payment of principal or interest on Shareholder Loans or any other amount payable with respect to the Shareholder Loans.

          Section 6. Limited Waiver and Special Covenant. For the period commencing on June 1, 1999 through December 31, 2000, the obligations with respect to transfers from the Proceeds Account under Section 4.02(b) of the Loan Agreement shall be suspended. On and as of January 1, 2001, the Company's obligations under Section 4.02(b) of the Loan Agreement shall be reinstated in full as amended by the terms of this Amendment. During the period commencing on June 1, 1999 and through December 31, 2000 the Company covenants as follows, as if the same were fully incorporated into the text of the Loan Agreement:

                  "(b) Transfers from Proceeds Account. Subject to Section 4.02(e) hereof, from and after the Start-up of Commercial Production the Agent shall transfer (or cause to be transferred), from the collected credit balance of the Proceeds Account (excluding Sub-Accounts thereof), the following amounts in the following order of priority (and no transfer at any such priority level shall be made on any day if any transfer remains to be made on such day at any higher priority level):

                           first, (a) to the Borrower, on the first Banking Day
                  of each calendar month (the "Certification Date"), the amount certified by the Borrower to be the excess of (i) aggregate Operating Costs then due and payable and anticipated to become payable by the Borrower within the following 30 days over (ii) the aggregate amount previously or concurrently transferred to or as directed by the Borrower pursuant to this Agreement for such purpose that remains unexpended;

                           (b) to the Borrower, on any Banking Day (other than
                  the first Banking Day) of any calendar month, the amount certified by the Borrower to be equal to unanticipated Operating Costs then due and payable and anticipated to be due and payable prior to the first Banking Day of the following month which were not included in the Borrower's certification under clause (a) above and for the payment of which the Borrower does not have any available funds, provided that

                                    Amendment
                  payment of such Operating Costs shall not cause the Borrower to fail to be in compliance with Section 8.12(b) hereof and the Borrower shall so certify to the Agent;

                           second, upon receipt by the Agent of a written
                  direction by the Majority Lenders directing the Agent to do so pursuant to Section 5.02(d) hereof, to any insurer under any insurance policy of the Borrower relating to the Project, the amount of the premium then due and payable on such insurance policy;

                           third, to the Lenders, on each Monthly Payment Date,
                  the amount of Interest Expense then due and payable (as notified to the Agent by the Borrower or, so long as any Potential Default has occurred and is continuing, by any Lender);

                           fourth, to the Lenders, on each Payment Date, the
                  Principal Amount outstanding and any other amounts payable to the Lenders under the Tranche E W/C Loans (as notified to the Agent by the Borrower or, so long as any Potential Default has occurred and is continuing, by any Lender);

                           fifth, on each Monthly Payment Date, to each Hedge
                  Party, an amount certified by the Borrower to be equal to the aggregate of all margin calls under Hedge Contracts of such Hedge Party during the period from the next preceding Principal Payment Date;

                           sixth, on any Banking Day in any calendar month
                  following the date that all documentation required to be delivered by the Borrower in such month under Section 8.01(c) hereof has been received by the Lenders, to the Borrower's Account for purposes of making Restricted Payments to the Guarantor, any remaining Net Cash Flow or other amounts remaining in the Proceeds Account (after application of funds in accordance with this Section 4.02(b) on or prior to such date and except to the extent such amounts are required to be otherwise applied pursuant to this Agreement) up to an aggregate cumulative amount not to exceed U.S. $1,600,000; and

                           seventh, on any Banking Day in any calendar month
                  following the date that all documentation required to be delivered by the Borrower in such month under Section 8.01(c) hereof has been received by the Lenders, 50% of any Net Cash Flow remaining or other amounts remaining in the Proceeds Account (after application of funds in accordance with this Section 4.02(b) on or prior to such date and except to the extent such amounts are required to be otherwise applied pursuant to this Agreement) to the Lenders to make prepayments on Principal of the Loans and the remaining 50% to the Borrower's Account."

         Section 7. Documents Otherwise Unchanged. Except as herein provided, the

                                    Amendment

Loan Agreement shall remain unchanged and in full force and effect, and each reference to the Loan Agreement shall be a reference to the Loan Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

         Section 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

         Section 9. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                    Amendment

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                                        BORROWER

                                        CR BRIGGS CORPORATION



                                        By /s/ Gary C. Huber
                                           -------------------------------------
                                           Name: Gary C. Huber
                                           Title: Vice President

                                        AGENT

                                        PARIBAS
                                            as Agent



                                        By /s/ Grant Winton
                                           -------------------------------------
                                           Name: Grant Winton
                                           Title: Vice President

                                        LENDERS:

                                        PARIBAS



                                        By /s/ Grant Winton
                                           -------------------------------------
                                           Name: Grant Winton
                                           Title: Vice President

                                        By /s/ Donald Maley, Jr.
                                           -------------------------------------
                                           Name: Donald Maley, Jr.
                                           Title: Managing Director

                                    Amendment

                                        BAYERISCHE  HYPO- UND VEREINSBANK
                                        AG,
                                            NEW YORK BRANCH



                                        By /s/ Andrew G. Mathews
                                           -------------------------------------
                                           Name: Andrew G. Mathews
                                           Title: Managing Director

                                        By /s/ Bernd Schaefer
                                           -------------------------------------
                                           Name: Bernd Schaefer
                                           Title: Director

                                        NM ROTHSCHILD & SONS LIMITED



                                        By /s/ N.A. Wood
                                           -------------------------------------
                                           Name: Nicholas Wood
                                           Title: Assistant Director

                                        By /s/ R.E. Spencer
                                           -------------------------------------
                                           Name: Richard Spencer
                                           Title: Assistant Director




                                    Amendment

                                                                      SCHEDULE I

                                   Commitments


                                                     Tranche A
Tranche A Lenders:                                  Commitment:
------------------                                  -----------
Paribas                                              8,333,334
Bayerische Hypo- und Vereinsbank                     8,333,333
Rothschild                                           8,333,333
                                                   ===========
               Total Tranche A Commitments    U.S. $25,000,000


                                                     Tranche B
Tranche B Lenders:                                  Commitment:
-----------------                                   ----------
Paribas                                              1,666,668
Bayerische Hypo- und Vereinsbank                     1,666,666
Rothschild                                           1,666,666
                                                   ===========
               Total Tranche B Commitments    U.S. $ 5,000,000


                                                     Tranche C
Tranche C Lenders:                                  Commitment:
-----------------                                   ----------
Paribas                                              1,333,334
Bayerische Hypo- und Vereinsbank                     1,333,333
Rothschild                                           1,333,333
                                                   ===========
               Total Tranche C Commitments    U.S. $ 4,000,000


                                                     Tranche D
Tranche D Lenders:                                  Commitment:
-----------------                                   ----------
Paribas                                                333,334
Bayerische Hypo- und Vereinsbank                       333,333
Rothschild                                             333,333
                                                   ===========
               Total Tranche D Commitments    U.S. $ 1,000,000


                                                   Tranche E             Tranche E
             Tranche E Lenders:                Capex Commitment:      W/C Commitment
             -----------------                 ----------------       --------------
Paribas                                             $  166,668            $  33,334
Bayerische Hypo- und Vereinsbank                    $  166,666            $  33,333
Rothschild                                          $  166,666            $  33,333
                                                    ==========            =========
               Total Tranche E Commitments     U.S. $  500,000       U.S. $ 100,000




                                    Amendment

                    Applicable Lending Office for each Lender

Paribas                                                   787 Seventh Avenue
                                                 New York, New York  10019

Bayerische Hypo- und Vereinsbank                          150 East 42nd Street
                                                 New York, New York  10017-4679

Rothschild                                       New Court, St. Swithin's Lane
                                                 London EC4P 4DU
                                                 England


                                    Amendment

                                                                     SCHEDULE II

                              Amortization Schedule



TRANCHE A AND E PRINCIPAL      % OF PRINCIPAL AMOUNT OF     % OF PRINCIPAL AMOUNT OF
      PAYMENT DATES              TRANCHE A LOANS TO BE        TRANCHE E LOANS TO BE
                                        REPAID                       REPAID

         first                          0%                            0%
         second                         0%                            0%
         third                          0%                            0%
         fourth                         0%                            0%
         fifth                          0%                            0%
         sixth                          0%                            0%
         seventh                   [12.5]%                       [12.5]%
         eighth                    [12.5]%                       [12.5]%
         ninth                     [12.5]%                       [12.5]%
         tenth                     [12.5]%                       [12.5]%
         eleventh                  [12.5]%                       [12.5]%
         twelfth                   [12.5]%                       [12.5]%
         thirteenth                [12.5]%                       [12.5]%
         fourteenth                [12.5]%                       [12.5]%




                                    Amendment